Exhibit 99.1

News Release

P.O. Box 110 • Route 5 • South Deerfield • MA • 01373-0110

FOR IMMEDIATE RELEASE

Contact: Karen Woods

(413) 665-8306

The Yankee Candle Company, Inc. to Join Jarden Corporation’s

Portfolio of Leading Branded Companies

- Cross-selling and cross-channel opportunities expected to drive sales growth

South Deerfield, MA – September 3, 2013 – Yankee Holding Corp. and The Yankee Candle Company, Inc. (collectively, “Yankee Candle” or the “Company”) today announced that Jarden Corporation (“Jarden”) (NYSE: JAH), a leading global consumer products company, has entered into a definitive purchase agreement to acquire Yankee Candle from a fund managed by Madison Dearborn Partners, LLC for approximately $1.75 billion in cash and up to $55 million in additional cash earn-out payments based upon achievement of certain performance targets, subject to working capital and other adjustments.

This marks the next chapter in the 43-year history of Yankee Candle Company which has established itself as the World’s Best Loved Candle™. The Company and its owners, Madison Dearborn Partners, considered several strategic options and believe joining forces with Jarden, a successful Fortune 500 company, provides the best long term growth platform for the business, as well as the best return for the Company’s investors.

“This is an exciting opportunity for Yankee Candle to join a company that shares our passion for brand building, product quality, and customer service,” said Harlan Kent, President and Chief Executive Officer of Yankee Candle. “In joining the Jarden family of companies, we open the door to opportunities to share best practices and technology, partner with their go to market teams, cross market with their 100 plus leading brands, and leverage their global scale and presence to continue to grow our International business. We also look forward to continuing to open new Yankee Candle stores, growing our Wholesale, Consumer Direct, and Fundraising businesses, and leveraging our brand strength, unparalleled reputation for quality and “Made in America” heritage.”

Kent went on to add, “I am very proud of our Yankee Candle team and their proven ability to create scentsational customer experiences, and deliver industry leading financial performance. I don’t expect us to change this winning formula, and am excited to work with our new partners on continuing to grow this wonderful business.”

The transaction, which is expected to close early in the fourth quarter of 2013, is subject to customary closing conditions and regulatory approvals.

Kirkland & Ellis LLP acted as counsel to the Company and Bank of America Merrill Lynch and Barclays acted as financial advisors to the Company in connection with the transaction.

About Yankee Candle

The Yankee Candle Company, Inc. is the leading designer, manufacturer, wholesaler and retailer of premium scented candles, based on sales, in the giftware industry. Yankee Candle has a 43-year history of offering distinctive products and marketing them as affordable luxuries and consumable gifts. The Company sells its products through a North American wholesale customer network of approximately 35,000 store locations, a growing base of Company owned and operated retail stores (561 Yankee Candle Stores located in 46 states and 1 province in Canada as of June 29, 2013), direct mail catalogs, and its Internet website (www.yankeecandle.com). Outside of North America, the Company sells its products primarily through its subsidiary, Yankee Candle Company (Europe), Ltd., which has an international wholesale customer network of approximately 6,400 store locations and distributors covering a combined 57 countries.

About Madison Dearborn Partners

Madison Dearborn Partners, based in Chicago, is one of the most experienced and successful private equity investment firms in the United States. Since MDP’s formation in 1992, the firm has raised six funds with aggregate capital of over $18 billion and has completed approximately 125 investments. MDP invests in businesses across a broad spectrum of industries, including basic industries, business and government services; consumer; health care; financial and transaction services; and telecom, media and technology services. For more information, please visit www.mdcp.com.

Safe Harbor

This press release may contain certain information constituting “forward-looking statements” for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to the statements contained herein with respect to management’s current estimates of the Company’s future financial and operating results, and any other statements concerning the Company’s or management’s plans, objectives, goals, strategies, expectations, estimates, beliefs or projections, or any other statements concerning future performance or events. Actual results could differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including but not limited to the following: the current economic conditions and uncertain future outlook, including continued softness in consumer confidence and spending; the risk that our substantial level of indebtedness could adversely affect our financial condition and operations; that we may not be able to generate sufficient cash flows to service all of our indebtedness; that any failure to protect our reputation could have a material adverse effect on our brand image; the risk of loss of one of our manufacturing or distribution facilities; that we may be unable to maintain our historical growth rates; that our profitability may be affected by increases in the cost of raw materials or that further increases in wax prices above the rate of inflation may negatively impact our cost of goods sold and margins; that any shortages in refined oil supplies could impact our wax supply; the effects of competition in the giftware industry; that there may be a failure of our information technology systems; that a material decline in consumers’ discretionary income could cause our sales and income to decline; that current environmental laws and regulations, or those enacted in the future, could result in additional liabilities and costs; that we may be unable to continue to open new stores successfully or renew leases for existing locations; the risk of a loss or significant deterioration in the financial condition of a significant wholesale customer, or a bankruptcy filing and subsequent bankruptcy proceedings by such a customer; the failure or delay of a third party to supply goods to our customers could adversely impact our business; sustained interruptions in the supply of products from overseas; that restrictive covenants in the indenture governing the Senior PIK Notes, the indentures governing Yankee Candle’s Senior Subordinated Notes and Yankee Candle’s Term Loan Facility and ABL Facility could restrict our operating flexibility; risks associated with the ability of YCC Holdings and Holding Corp. to repay their debt, which is dependent on cash flow generated by Yankee Candle and its subsidiaries; that restrictions in our subsidiaries’ debt instruments and under applicable law limit their ability to provide funds to us; that the interests of our controlling stockholders may differ from the interests of the noteholders; that because we are not a diversified company and are primarily dependent upon one industry, we have less flexibility in reacting to unfavorable consumer trends, adverse economic conditions or business cycles; the risk that we lose our senior executive officers, or are unable to attract and retain the talent required for our business; that our international operations subject us to a number of risks, including unfavorable regulatory, labor, tax and political conditions in foreign countries; that we may be required to recognize additional impairment charges against goodwill or intangible assets in the future; seasonal, quarterly and other fluctuations in our business, and general industry and market conditions; the risk of product liability claims; and other factors described or contained in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q on file with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. While we may elect to update certain forward-looking statements at some point in the future, we specifically disclaim any obligation to do so even if experience or future events may cause the views contained in any forward-looking statements to change.